UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2014

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2014, Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), entered into a Sixth Amendment (the “Sixth Amendment”) to its Amended and Restated Credit Agreement, dated as of December 31, 2012.

Pursuant to the Sixth Amendment, the Company incurred $235,000,000 of additional term loans (the “Additional Term Loan Advance”). A portion of the Additional Term Loan Advance was used to prepay the Company’s outstanding revolving loans. The Sixth Amendment also specifically permits the acquisition (the “CRC Acquisition”) of CRC Health Group, Inc., a Delaware corporation (“CRC”), through the merger of a newly-formed wholly-owned subsidiary of the Company with and into CRC. In connection with the CRC Acquisition, the Sixth Amendment also (i) imposes a temporary reserve on the Company’s revolving credit facility in the amount of $110,000,000 in order to preserve such reserved amounts for later borrowings to partially fund the consideration for the CRC Acquisition (subject to limited conditionality provisions), (ii) permits the incurrence of an additional incremental term loan facility under the Amended and Restated Credit Agreement partially to fund the consideration for the CRC Acquisition (subject to limited conditionality provisions) and (iii) permits the issuance by the Company of additional senior unsecured indebtedness or senior unsecured bridge indebtedness partially to fund the consideration for the CRC Acquisition.

The Company’s baskets for permitted investments were also increased to provide increased flexibility for the Company to invest in non-wholly owned subsidiaries, joint ventures and foreign subsidiaries. The Company may invest in non-wholly owned subsidiaries and joint ventures up to 7.5% of the total assets of the Company and its subsidiaries in any fiscal year, and up to 10% of the total assets of the Company and its subsidiaries during the term of the Amended and Restated Credit Agreement (provided that secured intercompany loans from a loan party to a joint venture will not count against such basket). The Company may also invest in foreign subsidiaries that are not loan parties up to 10% of the total assets of the Company and its subsidiaries in any fiscal year, and up to 15% of the total assets of the Company and its subsidiaries during the term of the Amended and Restated Credit Agreement. The foregoing permitted investments are subject to an aggregate cap of 20% of the total assets of the Company and its subsidiaries in any fiscal year.

The Sixth Amendment also permits the Company, subject to certain consents, to add one or more foreign borrowers and/or request revolving loans and letters of credit in foreign currencies.

As amended by the Sixth Amendment, the Amended and Restated Credit Agreement requires quarterly term loan principal repayments of $1,875,000 for December 31, 2014, $6,687,500 for March 31, 2015 to December 31, 2015, $10,031,250 for March 31, 2016 to December 31, 2016, $13,375,000 for March 31, 2017 to December 31, 2017, and $16,718,750 for March 31, 2018 to December 31, 2018, with the remaining principal balance of the term loans due on the maturity date of February 13, 2019. On December 15, 2014, prior to the execution of the Sixth Amendment, the Company prepaid the December 31, 2014 quarterly term loan principal payment of $1,875,000.

Borrowings under the Amended and Restated Credit Agreement are guaranteed by each of the Company’s wholly-owned domestic subsidiaries (other than certain excluded subsidiaries) and are secured by a lien on substantially all of the assets of the Company and such subsidiaries. Borrowings under the Amended and Restated Credit Agreement bear interest at a rate tied to Acadia’s Consolidated Leverage Ratio (defined as consolidated funded debt net of up to $40,000,000 of unrestricted and unencumbered cash to consolidated EBITDA, in each case as defined in the Amended and Restated Credit Agreement). The Applicable Rate (as defined in the Amended and Restated Credit Agreement) for borrowings under the Amended and Restated Credit Agreement was 2.75% for Eurodollar Rate Loans (as defined in the Amended and Restated Credit Agreement) and 1.75% for Base Rate Loans (as defined in the Amended and Restated Credit Agreement) at September 30, 2014. Eurodollar Rate Loans bear interest at the Applicable Rate plus the Eurodollar Rate (as defined in the Amended and Restated Credit Agreement) (based upon the LIBOR Rate (as defined in the Amended and Restated Credit Agreement) prior to commencement of the interest rate period). Base Rate Loans bear interest at the Applicable Rate plus the highest of (i) the federal funds rate plus 0.50%, (ii) the prime rate and (iii) the Eurodollar Rate plus 1.0%. As of September 30, 2014, borrowings under the Amended and Restated Credit Agreement bore interest at a rate of LIBOR plus 2.75%. In addition, we are required to pay a commitment fee on undrawn amounts under the revolving line of credit. The Company paid a commitment fee of 0.50% for undrawn amounts for the period from January 1, 2013 through February 12, 2014 and 0.40% for undrawn amounts for the period from February 13, 2014 through the date of the Sixth Amendment. Borrowings under the Amended and Restated Credit Agreement mature on February 13, 2019.

The Amended and Restated Credit Agreement requires the Company and its subsidiaries to comply with customary affirmative, negative and financial covenants, including a fixed charge coverage ratio, consolidated leverage ratio and consolidated senior secured leverage ratio. The Company may be required to pay all of its indebtedness immediately if it defaults on any of the numerous financial or other restrictive covenants contained in any of its material debt agreements. As of September 30, 2014, the Company was in compliance with such covenants.

If the CRC Acquisition is consummated, the maximum covenant levels for the Company’s consolidated leverage ratio will be increased for each fiscal quarter to the following levels:

	March 31	June 30	September 30	December 31
2014	N/A	N/A	5.75x	5.50x
2015	6.75x	6.75x	6.50x	6.00x
2016	6.00x	6.00x	6.00x	5.50x
2017	5.50x	5.50x	5.50x	5.00x
2018	5.00x	5.00x	5.00x	4.50x

If the CRC Acquisition is consummated, the maximum covenant levels for the Company’s consolidated senior secured leverage ratio will be increased for each fiscal quarter to the following levels:

June 30, 2014—September 30, 2015	3.75x
December 31, 2015 and each fiscal quarter thereafter	3.50x

The foregoing is only a summary of the material terms of the Sixth Amendment and does not purport to be complete, and is qualified in its entirety by reference to the Sixth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10	Sixth Amendment, dated December 15, 2014, to the Amended and Restated Credit Agreement, dated December 31, 2012, by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the Sixth Amendment or the CRC Acquisition identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: December 15, 2014	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10	Sixth Amendment, dated December 15, 2014, to the Amended and Restated Credit Agreement, dated December 31, 2012, by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.